UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8‑K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001‑36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02 Results of Operations.

This Current Report on Form 8-K/A (the “Amendment”) is being furnished to correct certain information previously reported in the press release included as Exhibit 99.1 to the Current Report on Form 8-K furnished by PJT Partners Inc. on February 11, 2016 (the “Original Current Report”) announcing financial results for the fourth quarter and year ended December 31, 2015. The change to the press release included in the Original Current Report is to correct the allocation of the Provision (Benefit) for Taxes between the Redeemable Non-Controlling Interests and PJT Partners Inc. on both a GAAP and As Adjusted basis for each of the quarter and year ended December 31, 2015. This correction results in a positive impact of $2.0 million to Net Income (Loss) Attributable to PJT Partners Inc. and a corresponding reduction of $2.0 million to Net Income (Loss) Attributable to Redeemable Non-Controlling Interests for each of the quarter and year ended December 31, 2015, as well as an $0.11 per share positive impact to Net Income (Loss) Per Share of Class A common stock on a GAAP basis for the quarter ended December 31, 2015. On an As Adjusted basis, this correction results in a positive impact of $.04 million to Net Income (Loss) Attributable to PJT Partners Inc. and a corresponding reduction of $.04 million to Net Income (Loss) Attributable to Redeemable Non-Controlling Interests for each of the quarter and year ended December 31, 2015. Except as described in this paragraph, there are no other changes to any other previously reported financial information contained in the Original Current Report, including Net Income (Loss) and Provision (Benefit) for Taxes, in the press release or as discussed by the Company on its earnings call held on February 11, 2016.

An amended version of the press release reflecting these corrections is attached hereto as Exhibit 99.1.

The information contained under Item 2.02 of this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Corrected press release of PJT Partners Inc. dated February 11, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ Helen T. Meates
Name: Helen T. Meates
Title: Chief Financial Officer

Date: February 29, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Corrected press release of PJT Partners Inc. dated February 11, 2016.